Franklin Tax-Free Trust
Franklin Arizona Tax-Free Income Fund
Franklin Colorado Tax-Free Income Fund
Franklin Connecticut Tax-Free Income Fund
Franklin Double Tax-Free Income Fund
Franklin Federal Intermediate-Term Tax-Free
Income Fund
Franklin Federal Limited Term Tax-Free
Income Fund
Franklin High Yield Tax-Free Income Fund
Franklin New Jersey Carolina Tax-Free
Income Fund
Franklin Oregon Tax-Free Income Fund
Franklin Pennsylvania Tax-Free Income Fund

Meeting of Shareholders, March 21, 2007 and reconvened on April 11, 2007 and May 18, 2007
(unaudited)

A Special Meeting of Shareholders of the
Trust was
held at the Trust's offices, One Franklin
Parkway, San
Mateo, California on March 21, 2007 and
reconvened on
April 11, 2007 and May 18, 2007. The
purpose of the
meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-
Proposals: to
approve an Agreement and Plan of
Reorganization that
provides for the reorganization of the
Trust from a
Massachusetts business trust to a Delaware statutory trust; to approve amendments to certain of the Franklin
Arizona Tax-Free Income Fund's, Franklin
Colorado Tax-
Free Income Fund's, Franklin Connecticut
Tax-Free Income
Fund's, Franklin Double Tax-Free Income
Fund's, Franklin
Federal Intermediate-Term Tax-Free Income
Fund's,
Franklin Federal Limited Term Tax-Free
Income Fund's,
Franklin High Yield Tax-Free Income Fund's,
Franklin
New Jersey Tax-Free Income Fund's, Franklin
Oregon Tax-
Free Income Fund's and Franklin
Pennsylvania Tax-Free
Income Fund (each, a "Fund") fundamental investment restrictions (including several Sub-
Proposals); to
approve the elimination of certain of the Trust's fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris
J. Ashton, Robert F. Carlson, Sam Ginn,
Edith E.
Holiday, Frank W. T. LaHaye, Frank A.
Olson, Larry D.
Thompson and John B. Wilson. Charles B.
Johnson and
Gregory E. Johnson were elected by the
shareholders
to serve as Interested Trustees.
Shareholders also
approved the Agreement and Plan of
Reorganization
providing for the reorganization of the
Trust from
a Massachusetts business trust to a
Delaware
statutory trust, amendments to certain of the
Trust's fundamental investment
restrictions
(including several Sub-Proposals), and the elimination of certain of the Trust's fundamental investment restrictions. No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1.The
Election of Trustees:

 Name    For    % of    % of  Withheld % of    % of
              Outstand  Voted          Outst   Voted
                 ing   Shares          andin  Shares
               Shares                    g
                                       Share
                                         s
Harris  1,251  63.354% 97.458% 32,638,0 1.652    2.542%
J.      ,258,                   60.455     %
Ashton  026.0
           71
Robert  1,251  63.360% 97.467% 32,522,6 1.646    2.533%
F.      ,373,                   32.283     %
Carlson 454.2
           43
Sam     1,251  63.388% 97.511% 31,956,5 1.618    2.489%
Ginn    ,939,                   53.377     %
        533.1
           49
Edith   1,251  63.385% 97.506% 32,019,1 1.621    2.494%
E.      ,876,                   99.738     %
Holiday 886.7
           88
Frank   1,251  63.356% 97.461% 32,593,7 1.650    2.539%
W. T.   ,302,                   84.869     %
LaHaye  301.6
           57
Frank   1,251  63.366% 97.477% 32,392,3 1.640    2.523%
A.      ,503,                   28.360     %
Olson   758.1
           66
Larry   1,252  63.434% 97.581% 31,056,8 1.572    2.419%
D.      ,839,                   68.114     %
Thompso 218.4
n          12
John B. 1,252  63.439% 97.589% 30,959,9 1.567    2.411%
Wilson  ,936,                   59.873     %
        126.6
           53
Charles 1,251  63.362% 97.470% 32,480,7 1.644    2.530%
B.      ,415,                   89.130     %
Johnson 297.3
           96
Gregory 1,252  63.401% 97.530% 31,714,0 1.605    2.470%
E.      ,182,                   56.494     %
Johnson 030.0
           32

Proposal 2. To approve an Agreement and Plan of
Reorganization that provides for the reorganization of the Trust from a Massachusetts business trust to a Delaware statutory trust:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     47,47          53.242%  74.752%
        7,159
         .555
Against 1,724          1.934%   2.715%
        ,287.
          597
Abstain 4,395          4.929%   6.921%
        ,741.
          561
Broker  9,915          11.120%  15.612%
Non-    ,863.
Votes     000
Total   63,51          71.225% 100.000%
        3,051
         .713


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     20,03          51.828%  75.914%
        8,058
         .886
Against 530,9          1.373%   2.011%
        51.65
            6
Abstain 1,653          4.277%   6.264%
        ,234.
          288
Broker  4,173          10.794%  15.811%
Non-    ,265.
Votes     000
Total   26,39          68.272% 100.000%
        5,509
         .830


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     16,11          50.976%  72.473%
        5,477
         .438
Against 559,4          1.769%   2.516%
        56.98
            5
Abstain 1,069          3.384%   4.811%
        ,891.
          386
Broker  4,491          14.208%  20.200%
Non-    ,706.
Votes     000
Total   22,23          70.337% 100.000%
        6,531
         .809


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     20,54          52.616%  74.191%
        9,748
         .043
Against 657,6          1.684%   2.374%
        09.22
            5
Abstain 1,613          4.131%   5.825%
        ,497.
          054
Broker  4,877          12.489%  17.610%
Non-    ,739.
Votes     000
Total   27,69          70.920% 100.000%
        8,593
         .322


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,71          51.312%  67.124%
        1,708
         .967
Against 610,2          1.130%   1.479%
        17.05
            5
Abstain 1,744          3.230%   4.225%
        ,620.
          890
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Limited                Shares
Term
Tax-
Free
Income
Fund

For     1,329          64.396%  79.052%
        ,028.
          597
Against 38,81          1.881%   2.309%
        8.973
Abstain 64,63          3.132%   3.845%
        5.534
Broker  248,7          12.051%  14.794%
Non-    14.00
Votes       0
Total   1,681          81.460% 100.000%
        ,197.
          104


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     299,6          52.530%  76.059%
        82,57
        8.443
Against 8,349          1.463%   2.119%
        ,004.
          853
Abstain 18,60          3.262%   4.723%
        8,288
         .593
Broker  67,37          11.809%  17.099%
Non-    1,288
Votes    .000
Total   394,0          69.064% 100.000%
        11,15
        9.889


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     52,48          52.508%  73.951%
        9,003
         .637
Against 1,331          1.332%   1.875%
        ,207.
          134
Abstain 3,206          3.207%   4.517%
        ,054.
          399
Broker  13,95          13.957%  19.657%
Non-    2,060
Votes    .000
Total   70,97          71.004% 100.000%
        8,325
         .170


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     33,13          51.818%  73.555%
        7,861
         .029
Against 1,079          1.688%   2.396%
        ,505.
          589
Abstain 2,703          4.227%   6.001%
        ,330.
          000
Broker  8,130          12.714%  18.048%
Non-    ,943.
Votes     000
Total   45,05          70.447% 100.000%
        1,639
         .618


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     43,88          52.021%  81.688%
        1,974
         .667
Against 1,390          1.649%   2.588%
        ,392.
          846
Abstain 2,253          2.671%   4.195%
        ,375.
          424
Broker  6,193          7.342%  11.529%
Non-    ,336.
Votes     000
Total   53,71          63.683% 100.000%
        9,078
         .937

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes eight (8) Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding borrowing:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     43,88          49.208%  71.076%
        0,331
         .693
Against 2,511          2.817%   4.068%
        ,754.
          829
Abstain 4,126          4.628%   6.684%
        ,260.
          265
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,32          47.394%  71.883%
        3,717
         .249
Against 1,004          2.598%   3.941%
        ,590.
          629
Abstain 1,321          3.419%   5.186%
        ,871.
          504
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,84          46.948%  68.486%
        2,623
         .753
Against 712,5          2.254%   3.288%
        70.34
            5
Abstain 1,279          4.048%   5.904%
        ,523.
          974
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,48          47.327%  70.367%
        3,986
         .492
Against 1,014          2.598%   3.863%
        ,743.
          051
Abstain 1,044          2.674%   3.976%
        ,358.
          409
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,22          50.418%  65.955%
        8,982
         .559
Against 1,134          2.101%   2.748%
        ,466.
          779
Abstain 1,703          3.153%   4.125%
        ,097.
          574
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     252,4          44.251%  70.159%
        53,63
        6.519
Against 11,71          2.053%   3.255%
        1,330
         .488
Abstain 15,68          2.749%   4.359%
        4,309
         .044
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
nl New                 Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,80          45.825%  67.760%
        8,771
         .954
Against 2,019          2.020%   2.987%
        ,891.
          367
Abstain 2,714          2.716%   4.016%
        ,681.
          390
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
nl                     Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,40          47.538%  70.143%
        0,846
         .586
Against 1,524          2.383%   3.517%
        ,351.
          174
Abstain 2,389          3.736%   5.512%
        ,116.
          238
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,03          48.642%  78.859%
        1,619
         .299
Against 1,893          2.245%   3.640%
        ,843.
          673
Abstain 2,126          2.522%   4.087%
        ,872.
          560
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532


(b) To amend the Trust's fundamental investment restriction regarding underwriting:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     44,37          49.760%  71.873%
        2,130
         .439
Against 2,213          2.482%   3.584%
        ,081.
          639
Abstain 3,933          4.411%   6.371%
        ,134.
          709
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,37          47.517%  72.069%
        1,147
         .271
Against 982,3          2.541%   3.854%
        93.65
            6
Abstain 1,296          3.353%   5.087%
        ,638.
          455
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,82          46.890%  68.402%
        4,286
         .471
Against 648,1          2.051%   2.991%
        38.50
            8
Abstain 1,362          4.309%   6.285%
        ,293.
          093
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,67          47.817%  71.095%
        5,200
         .670
Against 789,1          2.020%   3.005%
        36.74
            5
Abstain 1,078          2.762%   4.106%
        ,750.
          537
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,34          50.633%  66.235%
        4,826
         .434
Against 972,0          1.800%   2.354%
        56.53
            2
Abstain 1,749          3.239%   4.239%
        ,663.
          946
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     253,5          44.447%  70.469%
        68,75
        1.938
Against 9,981          1.749%   2.774%
        ,508.
          922
Abstain 16,29          2.857%   4.530%
        9,015
         .191
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,90          45.925%  67.909%
        9,628
         .455
Against 1,806          1.807%   2.672%
        ,412.
          138
Abstain 2,827          2.829%   4.182%
        ,304.
          118
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,39          47.524%  70.122%
        1,837
         .195
Against 1,435          2.244%   3.312%
        ,285.
          463
Abstain 2,487          3.889%   5.738%
        ,191.
          340
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,31          48.982%  79.409%
        7,891
         .705
Against 1,509          1.789%   2.901%
        ,470.
          022
Abstain 2,224          2.638%   4.276%
        ,973.
          805
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532

(c) To amend the Trust's fundamental investment restriction regarding lending:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     44,23          49.611%  71.657%
        8,973
         .668
Against 2,600          2.916%   4.212%
        ,623.
          601
Abstain 3,678          4.126%   5.959%
        ,749.
          518
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,33          47.420%  71.923%
        3,747
         .384
Against 1,004          2.598%   3.940%
        ,362.
          517
Abstain 1,312          3.393%   5.147%
        ,069.
          481
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,81          46.873%  68.376%
        8,670
         .107
Against 725,0          2.293%   3.346%
        72.10
            6
Abstain 1,290          4.084%   5.956%
        ,975.
          859
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,41          47.157%  70.115%
        7,632
         .983
Against 1,049          2.687%   3.994%
        ,231.
          473
Abstain 1,076          2.755%   4.097%
        ,223.
          496
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,27          50.507%  66.070%
        6,748
         .983
Against 1,057          1.958%   2.562%
        ,600.
          466
Abstain 1,732          3.207%   4.196%
        ,197.
          463
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Limited                Shares
Term
Tax-
Free
Income
Fund

For     1,314          63.684%  78.178%
        ,320.
          988
Against 53,12          2.574%   3.160%
        8.080
Abstain 65,03          3.151%   3.868%
        4.036
Broker  248,7          12.051%  14.794%
Non-    14.00
Votes       0
Total   1,681          81.460% 100.000%
        ,197.
          104


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     252,6          44.285%  70.214%
        49,57
        7.313
Against 11,30          1.982%   3.142%
        6,432
         .507
Abstain 15,89          2.786%   4.417%
        3,266
         .231
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,78          45.801%  67.725%
        5,437
         .721
Against 1,994          1.995%   2.950%
        ,166.
          669
Abstain 2,763          2.765%   4.088%
        ,740.
          321
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,35          47.470%  70.043%
        7,874
         .593
Against 1,494          2.338%   3.448%
        ,725.
          660
Abstain 2,461          3.849%   5.681%
        ,713.
          745
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,16          48.800%  79.114%
        4,686
         .136
Against 1,761          2.088%   3.384%
        ,027.
          382
Abstain 2,126          2.521%   4.088%
        ,622.
          014
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532


(d) To amend the Trust's fundamental investment restriction regarding investments in real estate:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     44,16          49.525%  71.533%
        2,216
         .801
Against 2,452          2.750%   3.972%
        ,374.
          137
Abstain 3,903          4.378%   6.323%
        ,755.
          849
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,41          47.636%  72.250%
        7,255
         .965
Against 924,7          2.392%   3.628%
        86.86
            7
Abstain 1,308          3.383%   5.132%
        ,136.
          550
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,74          46.636%  68.030%
        3,820
         .199
Against 858,9          2.717%   3.963%
        02.40
            1
Abstain 1,231          3.897%   5.685%
        ,995.
          472
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,41          47.158%  70.116%
        7,954
         .025
Against 1,015          2.599%   3.865%
        ,205.
          779
Abstain 1,109          2.842%   4.225%
        ,928.
          148
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,40          50.742%  66.378%
        3,675
         .015
Against 852,1          1.578%   2.064%
        78.53
            2
Abstain 1,810          3.352%   4.386%
        ,693.
          365
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Limited                Shares
Term
Tax-
Free
Income
Fund

For     1,313          63.658%  78.147%
        ,800.
          548
Against 59,36          2.877%   3.531%
        9.719
Abstain 59,31          2.874%   3.528%
        2.837
Broker  248,7          12.051%  14.794%
Non-    14.00
Votes       0
Total   1,681          81.460% 100.000%
        ,197.
          104


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     252,6          44.282%  70.209%
        32,37
        3.315
Against 11,47          2.012%   3.189%
        8,353
         .685
Abstain 15,73          2.759%   4.375%
        8,549
         .051
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,97          45.989%  68.003%
        3,322
         .418
Against 1,833          1.835%   2.713%
        ,799.
          998
Abstain 2,736          2.737%   4.047%
        ,222.
          295
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,49          47.688%  70.364%
        6,855
         .582
Against 1,458          2.281%   3.366%
        ,651.
          664
Abstain 2,358          3.688%   5.442%
        ,806.
          752
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,08          48.711%  78.970%
        9,701
         .571
Against 1,810          2.147%   3.480%
        ,674.
          337
Abstain 2,151          2.551%   4.136%
        ,959.
          624
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532


(e) To amend the Trust's fundamental investment restriction regarding investments in commodities:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     43,89          49.221%  71.094%
        1,171
         .310
Against 2,880          3.229%   4.665%
        ,007.
          810
Abstain 3,747          4.203%   6.069%
        ,167.
          667
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,30          47.341%  71.803%
        3,152
         .621
Against 1,034          2.674%   4.056%
        ,022.
          048
Abstain 1,313          3.396%   5.151%
        ,004.
          713
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,64          46.334%  67.591%
        8,544
         .369
Against 923,2          2.921%   4.260%
        05.46
            6
Abstain 1,262          3.995%   5.827%
        ,968.
          237
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,26          46.754%  69.516%
        0,320
         .785
Against 981,6          2.514%   3.737%
        30.15
            6
Abstain 1,301          3.331%   4.953%
        ,137.
          011
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,25          50.461%  66.011%
        2,225
         .336
Against 1,011          1.873%   2.450%
        ,294.
          909
Abstain 1,803          3.338%   4.367%
        ,026.
          667
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Limited                Shares
Term
Tax-
Free
Income
Fund

For     1,319          63.912%  78.458%
        ,032.
          065
Against 48,44          2.347%   2.881%
        0.472
Abstain 65,01          3.150%   3.867%
        0.567
Broker  248,7          12.051%  14.794%
Non-    14.00
Votes       0
Total   1,681          81.460% 100.000%
        ,197.
          104


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     251,3          44.053%  69.845%
        21,41
        4.806
Against 12,21          2.142%   3.396%
        9,411
         .294
Abstain 16,30          2.858%   4.532%
        8,449
         .951
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,83          45.846%  67.792%
        0,292
         .976
Against 1,893          1.894%   2.801%
        ,005.
          048
Abstain 2,820          2.821%   4.170%
        ,046.
          687
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,35          47.468%  70.040%
        6,395
         .025
Against 1,386          2.168%   3.199%
        ,309.
          254
Abstain 2,571          4.021%   5.933%
        ,609.
          719
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     40,87          48.457%  78.559%
        5,500
         .364
Against 1,952          2.315%   3.753%
        ,923.
          007
Abstain 2,223          2.637%   4.274%
        ,912.
          161
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532


(f) To amend the Trust's fundamental investment restriction regarding senior securities:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     44,34          49.733%  71.834%
        8,397
         .686
Against 2,279          2.557%   3.692%
        ,443.
          595
Abstain 3,890          4.363%   6.302%
        ,505.
          506
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,42          47.657%  72.282%
        5,324
         .342
Against 900,8          2.330%   3.534%
        80.73
            1
Abstain 1,323          3.424%   5.194%
        ,974.
          309
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,88          47.077%  68.674%
        3,341
         .370
Against 708,8          2.243%   3.271%
        98.15
            1
Abstain 1,242          3.930%   5.733%
        ,478.
          551
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,72          47.949%  71.292%
        6,786
         .073
Against 686,2          1.757%   2.612%
        01.30
            0
Abstain 1,130          2.893%   4.303%
        ,100.
          579
Broker  5,724          14.658%  21.793%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,36          50.662%  66.274%
        0,703
         .018
Against 917,6          1.699%   2.223%
        47.01
            5
Abstain 1,788          3.311%   4.331%
        ,196.
          879
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     253,9          44.518%  70.582%
        75,53
        0.090
Against 9,706          1.701%   2.697%
        ,468.
          089
Abstain 16,16          2.834%   4.494%
        7,277
         .872
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     46,05          46.069%  68.121%
        2,820
         .762
Against 1,702          1.703%   2.518%
        ,571.
          432
Abstain 2,787          2.789%   4.124%
        ,952.
          517
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,60          47.852%  70.606%
        1,731
         .953
Against 1,273          1.992%   2.939%
        ,861.
          384
Abstain 2,438          3.813%   5.627%
        ,720.
          661
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,30          48.966%  79.383%
        4,647
         .736
Against 1,605          1.903%   3.085%
        ,150.
          757
Abstain 2,142          2.540%   4.118%
        ,537.
          039
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532


(g) To amend the Trust's fundamental investment restriction regarding industry concentration:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     44,06          49.419%  71.381%
        8,411
         .349
Against 2,534          2.842%   4.104%
        ,164.
          284
Abstain 3,915          4.392%   6.343%
        ,771.
          154
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,35          47.484%  72.019%
        8,319
         .356
Against 854,0          2.209%   3.351%
        79.14
            9
Abstain 1,437          3.718%   5.640%
        ,780.
          877
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,77          46.745%  68.190%
        8,372
         .968
Against 739,1          2.338%   3.411%
        52.38
            4
Abstain 1,317          4.167%   6.077%
        ,192.
          720
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,65          47.755%  71.004%
        1,301
         .479
Against 772,6          1.979%   2.942%
        74.28
            8
Abstain 1,119          2.865%   4.260%
        ,112.
          185
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,40          50.739%  66.374%
        2,050
         .797
Against 819,5          1.517%   1.986%
        53.81
            6
Abstain 1,844          3.416%   4.468%
        ,942.
          299
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     252,7          44.304%  70.243%
        54,71
        1.225
Against 10,50          1.842%   2.919%
        6,398
         .722
Abstain 16,58          2.907%   4.611%
        8,166
         .104
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,93          45.955%  67.953%
        9,139
         .429
Against 1,832          1.833%   2.712%
        ,828.
          481
Abstain 2,771          2.773%   4.098%
        ,376.
          801
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,28          47.361%  69.882%
        7,996
         .407
Against 1,469          2.298%   3.391%
        ,532.
          391
Abstain 2,556          3.998%   5.899%
        ,785.
          200
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,20          48.846%  79.190%
        3,843
         .602
Against 1,601          1.898%   3.077%
        ,097.
          510
Abstain 2,247          2.665%   4.319%
        ,394.
          420
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532


(h) To amend the Trust's fundamental investment restriction regarding diversification of investments:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     44,88          50.339%  72.709%
        8,683
         .515
Against 2,070          2.322%   3.354%
        ,175.
          107
Abstain 3,559          3.992%   5.765%
        ,488.
          165
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,66          48.278%  73.223%
        5,298
         .614
Against 685,7          1.773%   2.691%
        99.62
            3
Abstain 1,299          3.360%   5.096%
        ,081.
          145
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,99          47.438%  69.201%
        7,528
         .946
Against 643,8          2.037%   2.971%
        62.73
            6
Abstain 1,193          3.775%   5.506%
        ,326.
          390
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,86          48.313%  71.833%
        8,959
         .756
Against 485,5          1.243%   1.849%
        94.43
            9
Abstain 1,188          3.043%   4.524%
        ,533.
          757
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,63          51.164%  66.931%
        1,823
         .502
Against 755,1          1.398%   1.829%
        64.70
            9
Abstain 1,679          3.110%   4.068%
        ,558.
          701
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Limited                Shares
Term
Tax-
Free
Income
Fund

For     1,215          58.904%  72.309%
        ,672.
          527
Against 45,31          2.196%   2.696%
        8.472
Abstain 171,4          8.309%  10.201%
        92.10
            5
Broker  248,7          12.051%  14.794%
Non-    14.00
Votes       0
Total   1,681          81.460% 100.000%
        ,197.
          104


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     256,7          44.998%  71.343%
        14,22
        0.813
Against 8,379          1.469%   2.329%
        ,706.
          020
Abstain 14,75          2.586%   4.101%
        5,349
         .218
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     46,62          46.640%  68.966%
        4,379
         .865
Against 1,381          1.382%   2.043%
        ,168.
          075
Abstain 2,537          2.539%   3.754%
        ,796.
          771
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,82          48.201%  71.121%
        4,877
         .302
Against 1,147          1.794%   2.648%
        ,412.
          563
Abstain 2,342          3.662%   5.403%
        ,024.
          133
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     41,96          49.744%  80.644%
        0,869
         .504
Against 1,151          1.365%   2.213%
        ,375.
          812
Abstain 1,940          2.300%   3.729%
        ,090.
          216
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532

Proposal 4.To approve the elimination of certain fundamental investment restrictions:

Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Arizona                 ding
Tax-                   Shares
Free
Income
Fund

For     43,11          48.351%  69.837%
        5,694
         .075
Against 3,296          3.697%   5.340%
        ,698.
          145
Abstain 4,105          4.605%   6.651%
        ,954.
          567
Broker  11,21          12.581%  18.172%
Non-    8,850
Votes    .000
Total   61,73          69.234% 100.000%
        7,196
         .787


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Colorad                 ding
o Tax-                 Shares
Free
Income
Fund

For     18,15          46.957%  71.220%
        4,605
         .370
Against 1,120          2.898%   4.395%
        ,497.
          410
Abstain 1,375          3.556%   5.395%
        ,076.
          602
Broker  4,840          12.521%  18.990%
Non-    ,766.
Votes     000
Total   25,49          65.932% 100.000%
        0,945
         .382


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Connect                 ding
icut                   Shares
Tax-
Free
Income
Fund

For     14,77          46.719%  68.152%
        0,149
         .885
Against 911,7          2.884%   4.208%
        74.95
            0
Abstain 1,152          3.647%   5.318%
        ,793.
          237
Broker  4,837          15.303%  22.322%
Non-    ,812.
Votes     000
Total   21,67          68.553% 100.000%
        2,530
         .072


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Double                  ding
Tax-                   Shares
Free
Income
Fund

For     18,35          46.999%  69.879%
        5,744
         .908
Against 1,093          2.799%   4.162%
        ,138.
          564
Abstain 1,094          2.801%   4.165%
        ,204.
          480
Broker  5,724          14.658%  21.794%
Non-    ,745.
Votes     000
Total   26,26          67.257% 100.000%
        7,832
         .952


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Federal                 ding
Interme                Shares
diate-
Term
Tax-
Free
Income
Fund

For     27,07          50.125%  65.571%
        0,604
         .058
Against 1,118          2.071%   2.709%
        ,568.
          965
Abstain 1,877          3.476%   4.548%
        ,373.
          889
Broker  11,21          20.771%  27.172%
Non-    7,534
Votes    .000
Total   41,28          76.443% 100.000%
        4,080
         .912


Frankli  Shares Voted   % of     % of Voted Shares
n High                 Outstan
Yield                   ding
Tax-                   Shares
Free
Income
Fund

For     250,1          43.853%  69.528%
        81,28
        2.893
Against 12,70          2.226%   3.530%
        1,800
         .491
Abstain 16,96          2.974%   4.715%
        6,192
         .667
Broker  79,97          14.019%  22.227%
Non-    7,141
Votes    .000
Total   359,8          63.072% 100.000%
        26,41
        7.051


Frankli  Shares Voted   % of     % of Voted Shares
n New                  Outstan
Jersey                  ding
Tax-                   Shares
Free
Income
Fund

For     45,53          45.551% 67.355%
        4,929
         .771
Against 2,093          2.093%   3.096%
        ,017.
          652
Abstain 2,915          2.917%   4.312%
        ,397.
          288
Broker  17,06          17.068%  25.237%
Non-    1,452
Votes    .000
Total   67,60          67.629% 100.000%
        4,796
         .711


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Oregon                  ding
Tax-                   Shares
Free
Income
Fund

For     30,27          47.346%  69.860%
        8,354
         .206
Against 1,531          2.395%   3.534%
        ,739.
          840
Abstain 2,504          3.916%   5.778%
        ,219.
          952
Broker  9,027          14.116%  20.828%
Non-    ,022.
Votes     000
Total   43,34          67.773% 100.000%
        1,335
         .998


Frankli  Shares Voted   % of     % of Voted Shares
n                      Outstan
Pennsyl                 ding
vania                  Shares
Tax-
Free
Income
Fund

For     40,68          48.235%  78.198%
        7,800
         .341
Against 2,108          2.499%   4.053%
        ,647.
          572
Abstain 2,255          2.675%   4.335%
        ,887.
          619
Broker  6,979          8.274%  13.414%
Non-    ,325.
Votes     000
Total   52,03          61.683% 100.000%
        1,660
         .532